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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported: June 1, 2005)


                   North American Galvanizing & Coatings, Inc.
               (Exact name of registrant as specified in charter)


          Delaware                      1-3920                   71-0268502
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


            2250 East 73rd Street, Tulsa, Oklahoma               74136-6832
           (Address of principal executive offices)              (Zip Code)


(Registrant's telephone number, including area code): (918) 494-0964


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 7.01. REGULATON FD DISCLOSURE


On June 1, 2005, North American Galvanizing & Coatings, Inc. issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 1, 2005


                                     North American Galvanizing & Coatings, Inc.



                                     By: /s/ Beth B. Hood
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                                         Beth B. Hood
                                         Vice President and Chief Financial
                                         Officer

                                  EXHIBIT INDEX



Exhibit No.     Description
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   99.1 Press release, dated June 1, 2005, of North American Galvanizing & Coatings, Inc.